UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2023 (December 6, 2023)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 3.03.    Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2023, the stockholders of Synchronoss Technologies, Inc. (the “Company”) approved proposals at a special meeting of stockholders (the “Special Meeting”) amending the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), to (i) effect a reverse stock split of the Company’s common stock, $0.0001 par value (“Common Stock”), at a ratio in the range of 1-for-5 to 1-to-20, and an associated reduction in the number of shares of Common Stock the Company is authorized to issue and (ii) to limit the liability of certain officers in limited circumstances. On December 4, 2023, the Company’s Board of Directors (the “Board”) approved a final split ratio of 1-for-9 (the “Reverse Stock Split”). Following such approvals, the Company filed an amendment to the Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split and the limitation of liability of certain officers in limited circumstances with the Secretary of State of the State of Delaware on December 6, 2023. The Reverse Stock Split will become effective on December 11, 2023 at 12:01 a.m. Eastern Time (the “Effective Time”), and the Company’s Common Stock will begin trading on a post-split basis under CUSIP number 87157B400. The Company’s Common Stock will continue to trade on the Nasdaq Capital Market under the symbol “SNCR.”

At the Effective Time, the Reverse Stock Split will be effected simultaneously for all shares of Common Stock, and will affect all holders of the Company’s Common Stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except with respect to the treatment of fractional shares. At the Effective Time, the Company will not issue fractional shares for post-Reverse Stock Split shares in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock will have such fractional share rounded up to the nearest whole share.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Synchronoss Technologies, Inc.	x
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2023

Synchronoss Technologies, Inc.
/s/ Louis Ferraro
Name:	Louis Ferraro
Title:	Chief Financial Officer
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